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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 27, 2001


                         A.I. RECEIVABLES TRANSFER CORP.
             (Exact Name of Registrant as Specified in Its Charter)





                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        333-57236                                       22-3674608
(Commission File Number)                   (I.R.S. Employer Identification No.)

            160 Water Street
        New York, New York 10038                          10038
(Address of Principal Executive Offices)               (Zip Code)

                                 (212) 428-5400
              (Registrant's Telephone Number, Including Area Code)

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

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NY2:\1038312\01\M96001!.DOC\11278.0010
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Item 5. Other Events

                  The Registrant is making this filing in connection with its Registration Statement on Form S-3 (File No. 333-57236) registering the Series 2001-1 Floating Rate Asset Backed Notes.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1 - Structural and Collateral Term Sheet





                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 2001

                                  A.I. RECEIVABLES TRANSFER CORP.



                                  By:  /s/ Michael D. Vogen
                                       ------------------------------
                                       Name:  Michael D. Vogen
                                       Title: Chief Financial Officer







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                                    Exhibits



Exhibit 99.1 - Structural and Collateral Term Sheet


















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